UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 17, 2009

WORDLOGIC CORPORATION
(Exact Name of Registrant as Specified in Charter)

Nevada	000-32865	88-0422023
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

650 West Georgia Street, Suite 2400 Vancouver, British Columbia, Canada V6B 4N7
(Address of principal executive offices)

Registrant’s telephone number, including area code:  604 257 3660

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

 ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 DFR 240.14a-12)

  ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

 ☐ Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant

(a) Previous independent registered public accounting firm

(i)	On February 17, 2009, Wordlogic Corporation (the “Company”) formally informed Manning Elliott LLP of their dismissal as the Company’s independent registered public accountant.

(ii)
The reports of Manning Elliott LLP on the Company’s consolidated financial statements as of and for the period ended December 31, 2007 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle except to indicate that there was substantial doubt about the Company’s ability to continue as a going concern.

(iii)	The Company’s Board of Directors participated in and approved the decision to change independent registered public accounting firms.

(iv)
During the period from January 18, 2008 (engagement of Manning Elliott LLP by the Company) to December 31, 20007 and through February 17, 2009 there have been no disagreements with Manning Elliott LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Manning Elliott LLP would have caused it to make reference thereto in connection with its report on the financial statements for such years.  Furthermore, from the Company’s inception on May 27, 2003 to February 17, 2009 there have been no disagreements with any of our independent registered public accountants on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which  disagreements if not resolved to the satisfaction of any of our independent registered public accountants would have caused them to make reference thereto in connection with their reports on the financial statements for such years.

(v)
The Company has requested that Manning Elliott LLP furnish it with a letter addressed to the SEC stating whether or not it agrees with the above statements.  The Company has not yet received such letter back from Manning Elliott LLP.  Once the Company receives the letter, the Company will amend this Form 8-K, and file a copy of the letter as an exhibit.

(b) New independent registered public accounting firm

On February 17, 2009, the Company’s board of directors resolved to retain M & K CPAs, PLLC as the sole principal independent registered accountant for the Company.  During the two most recent fiscal years and through February 17, 2009, the Company had not consulted with M & K CPAs, PLLC regarding any of the following:

(i)	The application of accounting principles to a specific transaction, either completed or proposed;

(ii)
The type of audit opinion that might be rendered on the Company’s consolidated financial statements, and none of the following was provided to the Company:  (a) a written report, or (b) oral advice that M & K CPAs, PLLC concluded was an important factor considered by the Company in reaching a decision as to accounting, auditing or financial reporting issue; or

(iii)	Any matter that was subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: February 17, 2009	WORDLOGIC CORPORATION

	By:	/s/ Frank Evanshen
Frank Evanshen
President, Chief Executive Officer